ENDOWMENTS, INC. AND BOND PORTFOLIO FOR ENDOWMENTS, INC.
ANNUAL REPORT FOR THE YEAR ENDED JULY 31, 1997

Endowments, Inc./SM/ seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks.

Bond Portfolio for Endowments, Inc./SM/ seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

RESULTS AT A GLANCE  (with all distributions reinvested)

 Lipper

                                                                                                      Lipper

                                        Standard        Lipper Growth                  Lehman         Corporate

                                        & Poor's        and Income                     Aggregate      A-Rated

                           ENDI         500 Index       Fund Index         BENDI       Bond           Bond Fund

                                                                                       Index          Average

Total Return for the

past fiscal year           +38.4%       +52.1%          +44.1%             +10.8%      +10.8%         +10.8%

August 1, 1996 -

July 31, 1997



Average annual

compound return            +15.3        +15.8           +15.2              +9.8        +9.8 /2/       +9.7

for the past

22 years /1/


/1/ From July 25, 1975, when Capital Research and Management Company became the funds' investment adviser, through July 31, 1997.

/2/ The Lehman Aggregate Bond Index did not exist until December 31, 1975. For the period from July 25, 1975 through December 31, 1975, the Lehman Government/Corporate Bond Index was used.

The indexes are unmanaged.

Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 1997 (the most recent calendar quarter):

                                     Average                                              Average

                                     Annual                                               Annual

                       Total         Compound      Bond Portfolio for       Total         Compound

Endowments, Inc.       Return        Return        Endowments, Inc.         Return        Return

Ten Years              +234.36%      +12.83%       Ten Years                +135.76%      +8.95%

Five Years             +105.03       +15.44        Five Years               +41.42        +7.18

12 Months              +26.75        --            12 Months                +8.64         --


BENDI's 30-day yield as of August 31, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 5.59%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUNDS. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

DEAR SHAREHOLDER:

Fiscal 1997 saw increased fluctuations in equity prices and a further rise in the major stock market indexes. The bond market also showed considerable volatility. In this environment, both ENDOWMENTS, INC. and BOND PORTFOLIO FOR ENDOWMENTS, INC. recorded favorable results.

ENDOWMENTS, INC. ("ENDI"):

For the 12 months ended July 31, the value of an investment in ENDI, with all distributions taken in shares, rose 38.4%. This was more than double the average compound growth rate of 15.3% a year during the 22 years since Capital Research and Management Company (CRMC) became the fund's investment adviser. Every stock held in the portfolio throughout the 12 months posted a gain except one - AT&T, which registered a small decline of 1.9%.

While ENDI's results were excellent in absolute terms, the fund lagged the unmanaged Standard & Poor's 500 Composite Index, a closely watched measure of the U.S. equity market. For the 12 months, the index recorded an astonishing total return of 52.1%.

As a fully managed fund, ENDI has often trailed the S&P 500 when stock prices have soared, although generally by a smaller margin than in fiscal 1997. When the market drops, the fund has tended to hold its ground better than the S&P. For example, during the dip that took place between March 10 and April 11 of this year, the index fell 9.3% while the fund's share price declined 5.2% (both excluding reinvestment).

This ability to hold its ground during downswings has served ENDI well over time. During its lifetime under the management of CRMC, the fund has generated results close to those of the S&P 500 while fluctuating less than the index. The value of an investment in ENDI has risen 2,192.5%, or an average compound return of 15.3% a year (including reinvestment), while the index registered a total return of 2,405.3% and an average annual compound return of 15.8%. Over this 22-year span, which began during the bear market of the mid-1970s, the fund has been 20% less volatile than the index based on standard deviation data, a widely used measure of volatility. We recognize that reduced volatility is an important goal for our shareholders, given the nature of their endowments.

Lately we have been experiencing a truly remarkable period in the market. During the first seven months of calendar 1997, the S&P recorded a total return of 30% on top of a gain of 69% for the two preceding calendar years. That works out to a 120% rise over a span of 31 months or a compound annual growth rate of 35.6% versus 26.6% for the fund. Over the 19 years and five months immediately prior to this 31-month period, ENDI did slightly better than the S&P, recording an average compound growth rate of 13.9% a year compared to 13.3% for the index.

During the 31-month span that began in January 1995, the market has become progressively more concentrated, with a handful of popular stocks driving the major indexes upward. Valuations have climbed higher and higher. At the end of fiscal 1997, price-to-earnings ratios were hovering around their all-time peak, while other measures of valuation - including price-to-book value and price-to-sales - were well beyond their historic highs and dividend yields were at all-time lows. Looking back over a longer span - the 15 years since the bull market began in 1982 - we find that the major stock market indexes have generated annual returns averaging more than three times the pace at which corporate earnings and dividends have risen.

In our view, this atmosphere calls for a cautious investment approach. We are continuing to manage ENDI in a way that recognizes the importance of preservation of capital and maintaining our value-oriented discipline. Because of this, we have been holding a significant portion of assets in cash and equivalents. That portion has varied from month to month. On July 31, it amounted to 17% of assets.

Changes made in ENDI's portfolio during fiscal 1997 include a reduction in our investments in capital equipment companies and large banks. We increased slightly our holdings in the utility and energy industries and our investments in companies based outside the United States; they now account for about 7% of net assets.

BOND PORTFOLIO FOR ENDOWMENTS, INC. ("BENDI"):

BENDI's total return for the 12 months ended July 31 was 10.8%. This matched the return generated by the unmanaged Lehman Aggregate Bond Index and compares with a return of 10.9% for the average of 127 corporate A-rated bond funds tracked by Lipper Analytical Services. During this period, the rate of inflation, as measured by the Consumer Price Index, was 2.2%.

These results bring BENDI's total return for the 22 years since CRMC became investment manager to 690.2%, or an average of 9.8% a year compounded. During this time, the Consumer Price Index increased an average of 5.1% a year. Meanwhile, the Lipper corporate A-rated universe (consisting of 18 funds over this period) rose at a 9.7% average annual rate.

Fiscal 1997 produced a series of gyrations in the fixed-income market. The year both began and ended with yields declining. The two main forces behind the ups and downs that took place during the 12 months were figures on economic growth and a waxing and waning of concern about future inflation. Those forces have been in almost continuous conflict. Reports of moderate growth have led to rallies in the market, while at other times evidence that the economy might be accelerating has heightened inflationary fears and pushed interest rates upward.

In our view, there are several very positive factors in the bond market outlook. Current evidence suggests that inflation appears to be under control even though factory utilization is high and unemployment is low. Another positive is the shrinkage taking place in the federal budget deficit and the possibility of a surplus within about a year as well as a reduction in the level of federal debt for the first time in many years. However, in coming months we would not be surprised if the market continues to react mainly to signals of strength or weakness in the pace of economic growth.

BENDI's portfolio remains conservatively postured. Its average maturity of six years on July 31 was lower than at the start of fiscal 1997 and also below the average of recent years. The portfolio is focused on investment-grade issues. Currently, 47% of net assets is invested in corporate bonds, while 36% is invested in U.S. government securities. Another 12% is held in the form of cash and equivalents. The remainder is invested in other securities, mainly convertible debentures and dollar-denominated non-U.S. government issues.

During the fiscal year, we reduced BENDI's position in corporate bonds, increased our cash and equivalents and added slightly to our holdings of government securities. In exploring opportunities in the corporate market, we have drawn extensively on the capabilities of the fund's investment adviser. CRMC maintains one of the industry's most elaborate investment research networks, employing more than 100 portfolio counselors and analysts who travel the world studying companies and gathering information on which decisions to buy and sell bonds as well as equities are made.

A PERSPECTIVE ON THE FUNDS

ENDI and BENDI were formed to help trustees, directors and advisers of 501(c)(3) tax-exempt organizations fulfill their fiduciary responsibilities. The funds place experienced professional investment management within the reach of small as well as large nonprofit institutions. Both ENDI and BENDI operate within the framework of a prudent strategy that limits the risks our investors are obliged to take. Beginning on page 5, you will find an article, based on a recent interview, dealing with the funds as well as with the marketplace they serve. We believe this article will be of interest to new investors as well as to those who have been with us for some time.

Cordially,
/s/ Robert B. Egelston                  /s/ Frank L. Ellsworth
Robert B. Egelston                      Frank L. Ellsworth
Chairman of the Board                   President

September 10, 1997

HOW A $50,000 INVESTMENT HAS GROWN
(Under CRMC management 7/25/75 - 7/31/97)
ENDOWMENTS, INC.
[begin line chart]

                                                                  Consumer

                                                                  Price

                                                                  Index

DATE                     ENDI               S&P 500               (inflation)

7/25/75                  $50,000            $50,000               $50,000

7/31/76                  63,476             60,269                52,675

7/31/77                  67,590             60,145                56,273

7/31/78                  74,525             64,526                60,609

7/31/79                  82,131             70,226                67,435

7/31/80                  96,277             86,842                76,291

7/31/81                  110,942            98,071                84,502

7/31/82                  106,860            84,944                89,945

7/31/83                  166,726            135,430               92,159

7/31/84                  166,157            131,380               96,033

7/31/85                  216,736            173,983               99,446

7/31/86                  272,155            223,417               101,015

7/31/87                  326,885            311,203               104,982

7/31/88                  319,347            274,924               109,317

7/31/89                  393,501            362,553               114,760

7/31/90                  409,739            385,779               120,295

7/31/91                  471,326            434,923               125,646

7/31/92                  545,533            490,602               129,613

7/31/93                  600,349            533,369               133,210

7/31/94                  616,980            560,740               136,900

7/31/95                  731,561            706,843               140,683

7/31/96                  828,238            823,561               144,834

7/31/97                  1,146,270          1,252,663 /1/         148,063 /1/


[end line chart]
Average Annual Compound Returns/1/
(for periods ended July 31, 1997)
Ten Years      +13.37%
Five Years     +16.01%
12 Months      +38.40%
BOND PORTFOLIO FOR ENDOWMENTS, INC.
[begin line chart]

                                            Lehman                Consumer

                                            Aggregate             Price

                                            Bond                  Index

DATE                     BENDI              Index                 (inflation)

7/25/75                  $50,000            $50,000               $50,000

7/31/76                  56,123             53,140                52,675

7/31/77                  63,169             59,040                56,273

7/31/78                  63,633             60,315                60,609

7/31/79                  68,078             64,340                67,435

7/31/80                  70,604             65,365                76,291

7/31/81                  67,372             62,090                84,502

7/31/82                  79,771             74,845                89,945

7/31/83                  98,881             91,240                92,159

7/31/84                  106,746            99,170                96,033

7/31/85                  128,775            122,885               99,446

7/31/86                  155,776            149,300               101,015

7/31/87                  162,649            156,040               104,982

7/31/88                  176,667            167,850               109,317

7/31/89                  200,841            193,375               114,760

7/31/90                  214,609            207,045               120,295

7/31/91                  237,739            229,205               125,646

7/31/92                  282,164            263,075               129,613

7/31/93                  315,292            289,825               133,210

7/31/94                  310,743            290,095               136,900

7/31/95                  335,522            319,420               140,683

7/31/96                  356,493            337,115               144,834

7/31/97                  395,088            394,235               148,063


[end line chart]
Average Annual Compound Returns/1/
(for periods ended July 31, 1997)
Ten Years       +9.28%
Five Years      +6.96%
12 Months      +10.83%
/1/With dividends reinvested.
/2/Lehman Aggregate Bond Index did not exist until 12/31/75. For the period from 7/31/75 to 12/31/75 the Lehman Government/Corporate Bond Index was used.

Sales charges do not apply to either fund.

Past results are not predictive of future results.

In 1986, the funds' Board of Directors adopted a nonfundamental policy prohibiting investments in securities of companies operating in South Africa and issues of the government of South Africa. The 1986 policy was rescinded in 1994. The comparative indexes do not have such a policy and are unmanaged.

ABOUT THE FUNDS' ADVISER

Capital Research and Management Company (CRMC) has managed ENDI and BENDI since 1975, when an investment advisory business that managed the two funds was acquired from an affiliate of American Express Company. CRMC manages more than $175 billion in equities and fixed-income investments, chiefly for the more than 8 million shareholder accounts in The American Funds Group(R) of publicly offered mutual funds. These shareholders include thousands of corporations and institutions.

An affiliate of CRMC, Capital Guardian Trust Company, provides fiduciary and investment management services to institutional accounts. Its Personal Investment Management Division serves a number of high-income individuals and families.

Both Capital Research and Management and Capital Guardian Trust are part of The Capital Group Companies, one of the world's most experienced money management organizations. Headquartered in Los Angeles, the organization also has offices in eight other major cities, including San Francisco, Washington, D.C., New York, London, Geneva, Singapore, Hong Kong and Tokyo.

The Capital organization's value-oriented approach to investing begins with intensive research. In unearthing the facts that ultimately lead to investment decisions, Capital's analysts and portfolio counselors log millions of miles each year keeping a close watch on industry trends and government actions and scrutinizing thousands of companies. This research effort combines intensive company and industry analysis with a political and macroeconomic overview, and we believe it has given our family of companies - and the funds they manage, including ENDI and BENDI - an important competitive edge.

A CONVERSATION WITH THE FUNDS' PRESIDENT

[photo: Frank L. Ellsworth]

After serving as a Director of ENDI and BENDI for five years, Frank L. Ellsworth was elected President of both funds this past February. He also became a Vice President of the investment adviser, Capital Research and Management Company, where he oversees and coordinates services for tax-exempt organizations.

Prior to joining CRMC, Dr. Ellsworth was president of the Independent Colleges of Southern California for four years. From 1979 to 1991, he was president of Pitzer College, a liberal arts school in Claremont, California. A graduate of Case Western Reserve University in Cleveland, he holds masters degrees from Pennsylvania State University and Columbia University and a doctorate from the University of Chicago.

In the following interview, Dr. Ellsworth reflected on his first half-year at Capital, talked about ENDI and BENDI and the institutions they serve, and addressed a number of questions that have been raised by shareholders:

YOU WERE IN THE WORLD OF EDUCATION - AS A COLLEGE ADMINISTRATOR AND TEACHER - FOR 30 YEARS. YOUR NEW POSITION REPRESENTS AN INTERESTING CHANGE IN DIRECTION. WHAT ARE YOUR THOUGHTS AFTER YOUR FIRST FEW MONTHS ON THE JOB?

First, I have come to realize that my earliest intuitive perceptions were right. The quality of human expertise at Capital is very high, and the organization has sound values that are reflected in the funds it manages and in its commitment to serve the nonprofit world. I am delighted to be part of all that. To some extent, however, this job is taking me in a new direction, and I confess to having an anxious moment or two when I realized that, for the first time since 1967, I will not be teaching students.

[photo: Frank L. Ellsworth]

WOULD YOU SAY THERE IS A FAIR AMOUNT OF EDUCATING THAT GOES ALONG WITH YOUR NEW RESPONSIBILITIES?

Yes, and my colleagues at Capital have been reminding me of that. They say, Frank, you're still teaching. We are your pupils. Give us your perspective on nonprofit institutions. How do they think and act? What are their investment needs?

WHAT ARE THOSE NEEDS, AND HOW DO THEY DIFFER FROM THE REQUIREMENTS OF OTHER INVESTORS?

If we look past the obvious similarities - such as the expectation of satisfactory investment returns - we find that nonprofits have one special requirement that we should focus on. Because many of them operate on tight budgets and rely on their investments to generate operating income, they have less tolerance for a steep and prolonged decline in the value of those investments. They are - or should be - asking themselves: Are we doing all we can to cushion ourselves against a downturn in stock prices? Do we have investment management that is concerned about minimizing volatility and preserving capital?

IN A BULL MARKET, INVESTMENT COMMITTEES MAY NOT ALWAYS REMEMBER TO ASK THEMSELVES THOSE QUESTIONS.

Which means that a certain amount of educating needs to be done there, too - particularly with younger investment committee members who have been watching the market rise and talking about beating the averages. Sometimes when I find myself in those kinds of discussions, I find that it's helpful to draw on my first experience with investment committee work some years ago.

DID THAT INVOLVE A COLLEGE ENDOWMENT?

A rather small one. We were looking at the market indexes and making comparisons, which I felt was all right. But I said to myself, where can we put this money to work so it will grow, and so that we can say $we did all right,' and no one will feel unhappy about how things turn out? In other words, where can we find reliable stewardship? That's when ENDI and BENDI came on my radar screen.

WAS THAT YOUR FIRST EXPOSURE TO THE FUNDS' INVESTMENT ADVISER?

Not quite. Earlier I had become acquainted with Jon Lovelace, who was then Chairman of CRMC, as well as with other senior associates at Capital. It was through those contacts that I learned of the two funds. My reaction immediately was very favorable. I said to myself, these people will understand my concerns and pay attention to our little endowment. This has a very good chance of turning out well - and it did.

COULD YOU ELABORATE?

Over the period we're talking about - which happens to be approximately 15 years - both funds have built solid records, stayed ahead of inflation, and done very well by their shareholders. From my perspective <UNDEF> which until recently was that of an outside director - it has always been a big plus to have two funds with diversified portfolios, managed by an organization of the caliber of Capital, that are tailor-made for nonprofits.

WHAT DO YOU SEE AS THE MAIN CHALLENGES FACING ENDI AND BENDI?

Perhaps the biggest challenge is to explain, from an historical perspective, what the funds have achieved over the years and what they are trying to accomplish today. The whole thrust of ENDI and BENDI is not aimed at beating the tar out of the averages - it is aimed at helping nonprofit institutions meet their fiduciary responsibilities over a period of years. We need to communicate that idea.

COMMUNICATION BEING A TWO-WAY PROCESS, COULD YOU TALK A LITTLE ABOUT THE TYPE OF INFORMATION YOU WOULD LIKE TO SEE FLOWING BACK TO CRMC FROM THE NONPROFITS?

We need to listen carefully and learn more about what we can do to help them. Maybe there are other services we can provide. We would like our investors to share their ideas and maintain a dialogue with us through a variety of channels. We need to gain a clear understanding of each institution's objectives so we can work to provide an appropriate mix of investments and services.

WHAT ARE YOUR THOUGHTS ON THE MATTER OF MAKING ASSET ALLOCATIONS, PARTICULARLY BETWEEN CASH AND EQUITIES?

There, I think the nonprofits have to be careful. If an institution is large enough and has an active investment committee, it may be able to make good judgments about the market and sound decisions about how much should be held in cash at any given time. But most nonprofits do not fall into this category.

[photo: Frank L. Ellsworth]

ARE YOU SAYING THAT SMALLER INSTITUTIONS SHOULD LEAVE THOSE DECISIONS TO THE INVESTMENT MANAGER?

Generally, I think that makes sense, as long as the manager understands the institution's objectives. Having served on the board as a representative of an organization that did not have an active investment committee, I know it was always reassuring to me to have the percentage of assets that belong in cash determined by the fund's portfolio counselors - in other words, by experienced professionals. There have been times when that percentage was small, and appropriately so. More recently it has been somewhat larger, reflecting an investment approach that is clearly prudent and mindful of the concerns of a great many of our shareholders.

ARE PHILANTHROPY AND THE NONPROFIT WORLD CHANGING IN WAYS THAT REINFORCE THE NEED FOR A PRUDENT INVESTMENT APPROACH?

Yes. What's happening is that the era of the generous benefactor is ending. By that I mean the days are gone when a single wealthy patron could be counted on to quietly supply whatever money a nonprofit institution needed to keep going. Today, that institution probably finds itself immersed in the task of financing its operations through a variety of means and running a tight ship. Often, to be eligible for foundation money - and other money, too - its budget must show a surplus. So there is less margin for error and less room for large downward fluctuations in the value of the institution's investments.

ONE FINAL QUESTION: WHAT CHANGES INVOLVING ENDI AND BENDI DO YOU SEE COMING THAT SHAREHOLDERS SHOULD BE AWARE OF?

I believe that one of the keys to whatever may be coming lies in the fact that the boards of both funds are made up primarily of independent directors who represent institutions that are shareholders. Those directors bring to us a great deal of expertise, and I can see us working closely with them to develop projects involving nonprofits and possibly other parts of the Capital organization. ENDI and BENDI could become a testing ground that would allow us to create some interesting new programs and services. This might give us an opportunity to address some of the larger needs in philanthropy, perhaps even on a global scale, and I think that's very exciting.

ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JULY 31, 1997
                                                                                             Percent
                                                                                              of Net
INDUSTRY DIVERSIFICATION                                                                      Assets
---------------------------------------------------                                            -----
EQUITY-TYPE SECURITIES
  Utilities: Electric & Gas                                                                     8.40%
  Energy Sources                                                                                 8.12
  Health & Personal Care                                                                         7.01
  Insurance                                                                                      6.92
  Business & Public Services                                                                     6.50
  Chemicals                                                                                      6.07
  Banking                                                                                        6.02
  Forest Products & Paper                                                                        4.61
  Food & Household Products                                                                      4.42
  Metals: Nonferrous                                                                             4.08
  Broadcasting & Publishing                                                                      2.74
  Telecommunications                                                                             2.62
  Merchandising                                                                                  2.45
  Financial Services                                                                             1.82
  Electrical & Electronics                                                                       1.57
  Real Estate                                                                                    1.44
  Transportation: Rail & Road                                                                    1.29
  Beverages & Tobacco                                                                            1.23
  Machinery & Engineering                                                                        1.17
  Automobiles                                                                                     .69
                                                                                               -----
                                                                                                79.17
Equity-type securities in initial period of acquisition                                          4.09
Short-Term Securities                                                                           16.18
Excess of cash and receivables over payables                                                      .56
                                                                                               -----
Net Assets                                                                                    100.00%
                                                                                               =====
                                                                                             Percent
                                                                                              of Net
TEN LARGEST HOLDINGS                                                                          Assets
---------------------------------------------------                                        ---------
Aluminum Co. of America                                                                         4.08%
Atlantic Richfield                                                                               4.08
General Mills                                                                                    3.33
Duke Energy                                                                                      2.97
American Home Products                                                                           2.59
RPM                                                                                              2.56
J.C. Penney                                                                                      2.45
Trenwick                                                                                         2.41
H.F. Ahmanson                                                                                    2.23
Glaxo Wellcome                                                                                   2.23
                                                                                               -----
                                                                                               28.93%
                                                                                               =====
                                                                 Shares or                   Percent
EQUITY-TYPE SECURITIES                                           Principal         Market     Of Net
Common and preferred stocks and convertible debentures              Amount          Value     Assets
---------------------------------------------------              ---------      ---------  ---------
ENERGY
Energy Sources-8.12%
  Amoco Corp.                                                          5000   $   470,000       0.98%
  Atlantic Richfield Co.                                              26000        1945125       4.08
  Texaco Inc.                                                          4000         464250        .97
  Ultramar Diamond Shamrock Corp.                                     30000         997500       2.09


Utilities: Electric & Gas-8.40%
  DPL Inc.                                                            25000         615625       1.29
  Duke Energy Corp.                                                   28000        1419250       2.97
  GPU, Inc.                                                           20000         693750       1.45
  Southern Electric PLC (United Kingdom)                              60000         439982        .92
  Union Electric Co.                                                  10000         385000        .81
  Williams Companies, Inc.                                            10000         457500        .96
                                                                                ---------  ---------
                                                                                   7887982      16.52
                                                                                ---------  ---------
MATERIALS
Chemicals-6.07%
  Dow Chemical Co.                                                     8000         760000       1.59
  RPM, Inc.                                                           60000        1222500       2.56
  Witco Corp.                                                         20000         912500       1.92
Forest Products & Paper-4.61%
  Georgia-Pacific Corp.                                                5000         472188        .99
  International Paper Co.                                              6000         336000        .70
  Louisiana-Pacific Corp.                                             30000         688125       1.44
  Union Camp Corp.                                                    12000         702750       1.48
Metals: Nonferrous-4.08%
  Aluminum Co. of America                                             22000        1947000       4.08
                                                                                ---------  ---------
                                                                                   7041063      14.76
                                                                                ---------  ---------
CAPITAL EQUIPMENT
Electrical & Electronics-1.57%
  Nokia Corp., Class A (American Depositary
   Receipts) (Finland)                                                 4000         342500        .72
  Telefonaktiebolaget LM Ericsson, Class B
   (American Depositary Receipts) (Sweden)                             9000         407250        .85
Machinery & Engineering-1.17%
  Caterpillar Inc.                                                    10000         560000       1.17
                                                                                ---------  ---------
                                                                                   1309750       2.74
                                                                                ---------  ---------
CONSUMER GOODS
Automobiles-0.69%
  Ford Motor Co.                                                       8000         327000        .69
Beverages & Tobacco-1.23%
  Philip Morris Companies Inc.                                        13000         586625       1.23
Food & Household Products-4.42%
  General Mills, Inc.                                                 23000        1589875       3.33
  McCormick & Co.                                                     20000         520000       1.09
Health & Personal Care-7.01%
  American Home Products Corp.                                        15000        1236563       2.59
  Avon Products, Inc.                                                  3900         282994        .59
  Glaxo Wellcome PLC (American Depositary
   Receipts) (United Kingdom)                                         25000        1062500       2.23
  Schering-Plough Corp.                                               14000         763874       1.60
                                                                                ---------  ---------
                                                                                   6369431      13.35
                                                                                ---------  ---------
SERVICES
Broadcasting & Publishing-2.74%
  Gannett Co., Inc.                                                    4000         397250        .83
  Houston Industries Inc., 7.00% Automatic Common
   Exchange Securities 7/1/00 (1) (2)                                 17000         911625       1.91
Business & Public Services-6.50%
  Alexander & Baldwin, Inc.                                           30000         810000       1.70
  Browning-Ferris Industries, Inc.                                    13000         481000       1.01
  Cognizant Corp.                                                      8000         341000        .71
  CUC International Inc., 3.00% convertible
   debentures 2/15/02 (3)                                         $800,000          824000       1.73
  Electronic Data Systems Corp.                                       10000         432500        .91
  Waste Management, Inc.(formerly WMX
   Technologies, Inc.)                                                 6596         211072        .44
Merchandising-2.45%
  J.C. Penney Co., Inc.                                               20000        1170000       2.45

Telecommunications-2.62%
  Ameritech Corp.                                                     12000         809250       1.70
  AT&T Corp.                                                          12000         441750        .92
Transportation: Rail & Road-1.29%
  CSX Corp.                                                           10000         617500       1.29
                                                                                ---------  ---------
                                                                                   7446947      15.60
                                                                                ---------  ---------
FINANCE
Banking-6.02%
  H.F. Ahmanson & Co.                                                 20000        1063750       2.23
  Bank of Tokyo-Mitsubishi, Ltd. (American
   Depositary Receipts) (Japan)                                       25000         473438        .99
  CoreStates Financial Corp.                                          10000         616875       1.29
  Huntington Bancshares Inc.                                          25190         717915       1.51
Financial Services-1.82%
  Beneficial Corp.                                                    12000         870000       1.82
Insurance-6.92%
  Arthur J. Gallagher & Co.                                           15000         543750       1.14
  General Re Corp.                                                     3000         626625       1.31
  Liberty Corp.                                                       10000         447500        .94
  Royal & Sun Alliance Insurance Group PLC
   (United Kingdom)                                                   65000         535295       1.12
  Trenwick Group Inc.                                                 30000        1147500       2.41
Real Estate-1.44%
  Security Capital Pacific Trust                                      30000         686249       1.44
                                                                                ---------  ---------
                                                                                   7728897      16.20
                                                                                ---------  ---------
MISCELLANEOUS
Other equity-type securities in initial period of acquisition                      1953241       4.09
                                                                                ---------  ---------
TOTAL EQUITY-TYPE SECURITIES (cost: $29,322,142)                                  39737311      83.26
                                                                                ---------  ---------


                                                                 Principal
                                                                    Amount
SHORT-TERM SECURITIES                                                (000)
Corporate Short-Term Notes-14.29%
  Associates Corp. of North America 5.85%
   due 8/1/97                                                         $890          889855       1.86
  Bell Atlantic Financial Services, Inc. 5.47%
   due 8/11/97                                                       1,000          998329       2.09
  E.I. du Pont de Nemours and Co. 5.45% due 9/4/97                   1,300         1293112       2.71
  Lucent Technologies Inc. 5.47%-5.50%
   due 8/4-9/11/97                                                   1,000          997947       2.09
  Pitney Bowes Credit Corp. 5.51% due 8/15/97                        1,200         1197245       2.51
  United Parcel Service of America, Inc.5.49%
   due 9/23/97                                                         700          694236       1.46
  Weyerhaeuser Co. 5.53% due 8/7/97                                    750          749192       1.57
                                                                                ---------  ---------
                                                                                   6819916      14.29
                                                                                ---------  ---------
Federal Agency Discount Notes-1.89%
  Federal National Mortgage Assn. 5.45% due 8/26/97                     905       901,454        1.89
                                                                                ---------  ---------
TOTAL SHORT-TERM SECURITIES (cost: $7,721,354)                                     7721370      16.18
                                                                                ---------  ---------
TOTAL INVESTMENT SECURITIES (cost: $37,043,496)                                   47458681      99.44
Excess of cash and receivables over payables                                        268808        .56
                                                                                ---------  ---------
NET ASSETS                                                                    $47,727,489     100.00%
                                                                                =========  =========


(1)Non-income-producing security.
(2) Security is convertible into Time Warner shares.
(3)Purchased in a private placement transaction;
   resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements




Equity-type securities added to the portfolio
since January 31, 1997
--------------------------------------

Avon Products
Bank of Tokyo-Mitsubishi
CSX
CUC International
Electronic Data Systems
Arthur J. Gallagher
Glaxo Wellcome
Houston Industries
Royal & Sun Alliance Insurance
Southern Electric
Texaco
Ultramar Diamond Shamrock
Williams Companies
Witco

Equity-type securities eliminated from the portfolio
since January 31, 1997
--------------------------------------

ACNielsen
American Greetings
Anheuser-Busch
Central Fidelity Banks
Crompton & Knowles
Exxon
International Business Machines
Jefferson BankShares
Merck & Co.
Parker Hannifin
PepsiCo
PG&E
Tambrands
U.S. Bancorp
USLIFE
Volvo
Warner-Lambert

Endowments, Inc.
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at July 31, 1997
Assets:
Investment securities at market
 (cost: $37,043,496)                                               $47,458,681
Cash                                                                    54,940
Receivables for-
 Sales of Investments                                 $191,019
 Dividends and accrued interest                        $68,014         259,033
                                                  ------------    ------------
                                                                    47,772,654
Liabilities:
Payables for -
 Management services                                    21,838
 Accrued expenses                                       23,327          45,165
                                                  ------------    ------------
Net Assets at July 31, 1997 -
 Equivalent to $22.66 per share on
 2,106,069 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--6,000,000 shares)                                  $47,727,489
                                                                 =============
Statement of Operations
for the year ended July 31, 1997
Investment Income:
Income:
 Dividends                                        $  1,257,590
 Interest                                              652,824      $1,910,414
                                                  ------------
Expenses:
 Management services fee                               276,008
 Custodian fee                                           2,768
 Registration statement and prospectus                  14,819
 Reports to shareholders                                10,753
 Auditing fees                                          46,844
 Legal fees                                              4,810
 Taxes other than federal income tax                    30,070
 Other expenses                                         20,038         406,110

 Net investment income                                               1,504,304

Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                   14,485,532
Net increase in unrealized
 appreciation on investments:
 Beginning of year                                   8,633,233
 End of year                                        10,415,185
                                                  ------------
  Net unrealized appreciation on investments                         1,781,952

 Net realized gain and unrealized
  appreciation on investments                                       16,267,484

Net Increase in Net Assets Resulting
 from Operations                                                  $ 17,771,788

See Notes to Financial Statements


Statement of Changes in Net Assets

                                                    Year ended      Year ended
                                                       7/31/97         7/31/96
Operations:
Net investment income                           $    1,504,304   $   1,871,962
Net realized gain on investments                    14,485,532       6,351,802
Net unrealized appreciation (depreciation)
 on investments                                      1,781,952        (726,814)
                                                  ------------    ------------
 Net increase in net assets resulting
  from operations                                   17,771,788       7,496,950
                                                 -------------   -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                (1,543,830)     (1,975,816)
Distributions from net realized
 gain on investments                                (6,480,136)     (3,710,692)
                                                 -------------   -------------
 Total dividends and distributions                  (8,023,966)     (5,686,508)
                                                 -------------   -------------
Capital Share Transactions:
Proceeds from shares sold:
 198,622 and 279,532
 shares, respectively                                3,944,263       5,201,405
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 396,508 and 283,073 shares,
 respectively                                        7,514,541       5,156,184
Cost of shares repurchased:
 1,675,374 and 518,349
 shares,  respectively                             (32,784,034)     (9,598,279)
                                                 -------------   -------------
 Net increase (decrease) in net assets
  resulting from capital share transactions        (21,325,230)        759,310
                                                 -------------   -------------
Total Increase (Decrease) in Net Assets            (11,577,408)      2,569,752
Net Assets:
Beginning of year                                   59,304,897      56,735,145
                                                 -------------   -------------
End of year (including undistributed
 net investment income:  $118,014 and
 $157,540, respectively)                           $47,727,489    $ 59,304,897
                                                 =============   =============
See Notes to Financial Statements

ENDOWMENTS, INC.
NOTES TO FINANCIAL STATEMENTS

1. Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of principal with income and preservation of capital as secondary objectives, primarily through investments in common stocks. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity-type securities traded on a national securities exchange (or reported on the Nasdaq national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from federal taxation under Section 501(c)(2) of the Internal Revenue Code.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,768 was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of July 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $10,415,185, of which $10,440,334 related to appreciated securities and $25,149 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1997. The cost of portfolio securities for book and federal income tax purposes was $37,043,496 at July 31, 1997.

3. The fee of $276,008 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. For the year ended of July 31, 1997, no such fee reduction was required.

 In addition, CRMC has voluntarily agreed to waive its management services fees to the extent necessary to ensure that the fund's annual expenses do not exceed 0.75% of average net assets. For the year ended July 31, 1997, no such fee reduction was required.

 No fees were paid by the fund to its officers and Directors.

4. As of July 31, 1997, accumulated undistributed net realized gain on investments was $12,780,274 and additional paid-in capital was $22,307,947.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $21,861,248 and $44,658,716, respectively, during the year ended July 31, 1997.

ENDOWMENTS, INC.
PER-SHARE DATA AND RATIOS
                                                             Year ended         July 31
                                                                --------       --------      --------    --------   --------
                                                                    1997            1996         1995         1994       1993
                                                                --------       --------      --------    --------   --------
Net Asset Value, Beginning of Year                                  18.61          18.06         17.18       18.43      18.26
                                                                --------       --------      --------    --------   --------
 Income from Investment Operations:
  Net investment income                                              .56            .58           .63         .65        .66
  Net realized and unrealized
   gain (loss) on investments                                       6.04           1.73          2.21        (.16)      1.05
                                                                --------       --------      --------    --------   --------
   Total income from investment operations                          6.60           2.31          2.84         .49        1.71
                                                                --------       --------      --------    --------   --------
 Less Distributions:
  Dividends from net investment income                              (.55)          (.61)         (.61)       (.66)      (.69)
  Distributions from net realized gains                            (2.00)         (1.15)        (1.35)      (1.08)      (.85)
                                                                --------       --------      --------    --------   --------
   Total distributions                                             (2.55)         (1.76)        (1.96)      (1.74)     (1.54)
                                                                --------       --------      --------    --------   --------
Net Asset Value, End of Year                                        22.66          18.61         18.06       17.18      18.43
                                                                ========       ========      ========    ========   ========
Total Return                                                       38.40%         13.22%        18.57%       2.77%     10.05%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                               $48            $59           $57         $53        $72
 Ratio of expenses to average net assets                             .74%           .72%          .73%        .73%       .64%
 Ratio of net income to average net assets                          2.73%          3.12%         3.70%       3.78%      3.72%
 Average commissions paid per share(1)                             5.00c          5.87c         5.94c       6.27c      7.03c
 Portfolio turnover rate                                           50.69%         38.73%        24.04%      25.58%     29.70%
(1)Brokerage commissions paid on portfolio transactions
 increase the cost of securities purchased or reduce the
 proceeds of securities sold, and are not separately
 reflected in the fund's statement of operations.
 Shares traded on a principal basis (without commissions),
 such as most over-the-counter and fixed-income
 transactions, are excluded.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Endowments, Inc.:

    We have audited the accompanying statement of assets and liabilities of Endowments, Inc. (the "fund"), including the schedule of portfolio investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Endowments, Inc. as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
August 29, 1997

BOND PORTFOLIO FOR ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JULY 31, 1997
                                                                Principal                  Percent
                                                                   Amount         Market    of Net
BONDS & NOTES                                                       (000)          Value    Assets
Industrials - 14.20%
Comcast Corp. 8.375% due 5/01/07 (1)                              $   250    $   275,783      0.84%
Hutchison Whampoa Finance Ltd. 6.988% due 8/1/37 (1)                   200         203040       .61
Hyundai Semiconductor America, Inc.
 8.625% due 5/15/07 (1)                                                500         527000      1.60
Inco Ltd.:
 9.875% due 6/15/19                                                    300         325062      3.40
 9.60% due 6/15/22                                                     700         799365
Millennium America Inc. 7.00% due 11/15/06                             250         251440       .76
News America Holdings Inc. 7.43% due 10/1/26                           500         524520      1.59
Petrozuata Finance Inc., Series A, 7.63% due 4/1/09 (1)                250         260800       .79
Tele-Communications, Inc. 9.80% due 2/1/12                             250         301268       .91
Time Warner Inc.:
 Pass-Through Asset Trust, Series 1997-1 ,
  6.10% due 12/30/01 (1)(2)                                            250         244183      2.92
 0% convertible debentures due 6/22/13                                1500         721875
Wharf International Finance Ltd., Series A,
 7.625% due 3/13/07 (1)                                                250         257236       .78
                                                                               ---------    ------
                                                                                  4691572     14.20
                                                                               ---------    ------
Electric Utilities - 3.21%
Big Rivers Electric Corp. 10.70% due 9/15/17                          1000        1059910      3.21
                                                                               ---------    ------
Telephone - 4.95%
U S West Capital Funding, Inc. 6.95% due 1/15/37                       500         516085      4.95
U S West, Inc. 0% convertible
 debentures due 6/25/11                                               3000        1117500
                                                                               ---------    ------
                                                                               1,633,585       4.95
                                                                               ---------    ------
Transportation (2)  - 9.26%
Airplanes Pass Through Trust, Class C, 8.15% due 3/15/19              1000        1058000      3.20
Jet Equipment Trust:
 Series 1994-A, 11.79% due 6/15/13 (1)                                 750         991575      4.54
 Series 1995-B, Class A, 7.63% due 2/15/15 (1)                         480         506971
USAir, Inc., Series 1996-B, 7.50% due 4/15/08                          481         501622      1.52
                                                                               ---------    ------
                                                                                  3058168      9.26
                                                                               ---------    ------
Financial - 5.67%
American Re Corp. 10.875% due 9/15/04                                 1000        1052060      3.18
Capital One Bank 8.125% due 3/1/00                                     250         260733       .79
Terra Nova (Bermuda) Holdings Ltd. 10.75% due 7/1/05                   500         560900      1.70
                                                                               ---------    ------
                                                                                  1873693      5.67
                                                                               ---------    ------
Real Estate - 1.51%
Irvine Co. 7.46% due 3/15/06 (1)(3)                                    500         498100      1.51
                                                                               ---------    ------
Collateralized Mortgage/Asset-Backed
 Obligations (2) - 2.95%
Merrill Lynch Mortgage Investors, Inc., Series 1995-A,
 7.383% due 6/15/21  (4)                                               369         376367      1.14
Prudential Home Mortgage Securities Co., Inc.,
 Series 1992-2033, Class A-12, 7.50% due 11/25/22                      213         212705       .64
Structured Asset Securities Corp., Series 1996-CFL,
 Class A2A, 7.75% due 2/25/28                                          381         386028      1.17
                                                                               ---------    ------
                                                                                   975100      2.95
                                                                               ---------    ------
Floating Rate Eurodollar Notes (Undated)  (4)  - 5.42%
Bank of Nova Scotia 5.75%                                             1000         896300      2.71
Canadian Imperial Bank of Commerce 5.688%                             1000         893750      2.71
                                                                               ---------    ------
                                                                                  1790050      5.42
                                                                               ---------    ------
Governments (excluding U.S. Government) &
 Governmental Authorities - 3.56%
Quebec (Province of) 13.25% due 9/15/14                               1000        1177640      3.56
                                                                               ---------    ------
Federal Agency Obligations - Mortgage
 Pass-Throughs (2) - 13.27%
Federal Home Loan Mortgage Corp.:
 8.75% due 7/1/08                                                      118         122705
 12.50% due 12/1/12                                                     52          60747       .95
 9.00% due 3/1/20                                                      124         133214
Federal National Mortgage Assn.:
 9.00% due 11/1/20                                                     240         255397      2.20
 6.03% due 3/1/33 (4)                                                  474         471134
Government National Mortgage Assn.:
 8.50% due 12/15/08                                                    347         367368
 10.00% due 12/15/19                                                   402         445302
 7.50% due 1/15/24                                                     584         597550     10.12
 7.00% due 2/20/24 (4)                                                 749         764818
 7.375% due 6/20/24 (4)                                                749         769465
 8.50% due 10/15/25                                                    378         394775
                                                                               ---------    ------
                                                                                  4382475     13.27
                                                                               ---------    ------
U.S. Treasury Obligations - 22.48%
 9.25% due 8/15/98                                                    1000        1036091
 7.25% due 5/15/04                                                     500         535470
 11.625% due 11/15/04                                                  500         663595     22.48
 10.375% due 11/15/12                                                 2000        2627820
 8.875% due 8/15/17                                                   2000        2564380
                                                                               ---------    ------
                                                                               7,427,356      22.48
                                                                               ---------    ------
TOTAL BONDS & NOTES (cost: $27,966,316)                                          28567649     86.48
                                                                               ---------    ------
                                                                   Number
STOCKS                                                          of Shares
Preferred Stocks - 0.83%
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetual             10000         274200       .83
 capital (1)                                                                   ---------    ------
TOTAL STOCKS (COST $250,000)                                                       274200       .83
                                                                               ---------    ------

SHORT-TERM SECURITIES
Corporate Short-Term Notes - 11.58%
Associates Corp. of North America 5.85% due 8/1/97                     980         979841      2.97
Atlantic Richfield Co. 5.50% due 8/6/97                               1150        1148946      3.48
Pfizer Inc 5.45% due 9/11/97 (1)                                      1200        1192370      3.61
Xerox Corp. 5.48% due 10/17/97                                         510         503933      1.52
                                                                               ---------    ------
TOTAL SHORT-TERM SECURITIES (cost: $3,825,101)                                    3825090     11.58
                                                                               ---------    ------

TOTAL INVESTMENT SECURITIES (cost: $32,041,417)                                  32666939     98.89
Excess of cash and receivables over payables                                       365756      1.11
                                                                               ---------    ------
NET ASSETS                                                                   $33,032,695    100.00%
                                                                               =========   =======
(1) Purchased in a private placement transaction; resale
 to the public may require registration or sale only to
 qualified institutional buyers.
(2) Pass-through securities backed by a pool of
 mortgages or other loans on which principal
 payments are periodically made. Therefore, the
 effective maturity of these securities is shorter than
 the stated maturity.
(3) Valued under procedures established
 by the Board of Directors.
(4) Coupon rate changes periodically.

See Notes to Financial Statements

Bond Portfolio for Endowments, Inc.
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at July 31, 1997
Assets:
Investment securities at market
 (cost: $32,041,417)                                                  $32,666,939
Cash                                                                       50,708
Receivables for-
 Sales of investments                                   $  1,697
 Accrued interest                                        546,152          547,849
                                                     -----------      -----------
                                                                       33,265,496
Liabilities:
Payables for-
 Purchases of investments                                200,000
 Management services                                      10,540
 Accrued expenses                                         22,261          232,801
                                                     -----------      -----------
Net Assets at July 31, 1997-
 Equivalent to $17.17 per share on
 1,924,044 shares of $1 par value
capital stock outstanding (authorized
capital stock - 5,000,000 shares)                                     $33,032,695
                                                                      ===========
Statement of Operations
for the year ended July 31, 1997
Investment Income:
Interest income                                                       $ 2,775,511
Expenses:
 Management services fee                             $   177,223
 Custodian fee                                             2,022
 Registration statement and prospectus                    15,568
 Reports to shareholders                                  10,753
 Auditing fees                                            46,844
 Legal fees                                                4,810
 Taxes other than federal income tax                      25,071
 Other expenses                                           20,124
                                                     -----------
  Total expenses before fee waiver                       302,415
 Fee waiver                                               35,051          267,364
                                                     -----------      -----------
 Net investment income                                                  2,508,147
                                                                      -----------
Realized Loss and Unrealized
 Appreciation on Investments:
Net realized loss                                                        (216,967)
Net change in unrealized appreciation
 (depreciation) on investments:
 Beginning of year                                      (731,418)
 End of year                                             625,522
                                                     -----------
  Net unrealized appreciation on
   investments                                                          1,356,940
                                                                      -----------
 Net realized loss and unrealized
  appreciation on investments                                           1,139,973
                                                                      -----------
Net Increase in Net Assets Resulting
 from Operations                                                    $   3,648,120
                                                                      ===========
Statement of Changes in Net Assets

                                                      Year ended          July 31
                                                            1997             1996
Operations:
Net investment income                                $ 2,508,147      $ 3,075,042
Net realized gain (loss) on investments                 (216,967)         123,217
Net unrealized appreciation (depreciation) on
 investments                                           1,356,940         (526,188)
                                                     -----------      -----------
 Net increase in net assets resulting
  from operations                                      3,648,120        2,672,071
                                                     -----------      -----------
Dividends Paid to Shareholders:
Dividends from net investment income                  (2,533,400)      (3,085,285)
                                                     -----------      -----------
Capital Share Transactions:
Proceeds from shares sold:
 187,635 and 168,909
 shares, respectively                                  3,152,584        2,838,556
Proceeds from shares issued in
 reinvestment of net investment income
 dividends: 65,746 and 94,993 shares,
 respectively                                          1,089,420        1,596,233
Cost of shares repurchased:
 822,286 and 377,703
 shares, respectively                                (13,772,096)      (6,407,611)
                                                     -----------      -----------
 Net decrease in net assets resulting
  from capital share transactions                     (9,530,092)      (1,972,822)
                                                     -----------      -----------
Total Decrease in Net Assets                          (8,415,372)      (2,386,036)
Net Assets:
Beginning of year                                     41,448,067       43,834,103
                                                     -----------      -----------
End of year (including undistributed
 net investment income:  $274,340 and
 $299,593, respectively)                             $33,032,695      $41,448,067
                                                     ===========      ===========

See Notes to Financial Statements

Bond Portfolio for Endowments, Inc.
Notes to Financial Statements

1. Bond Portfolio for Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from federal taxation under Section 501(c)(2) of the Internal Revenue Code.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,022 was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of July 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $625,522, of which $994,372 related to appreciated securities and $368,850 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1997. The fund has available at July 31, 1997 a net capital loss carryforward totaling $543,455, which may be used to offset capital gains realized during subsequent years through July 31, 2004. It is the intention of the fund not to make distributions from capital gains until the capital loss carryforward is utilized. The cost of portfolio securities for book and federal income tax purposes was $32,041,417 at July 31, 1997.

3. The fee of $177,223 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. For the year ended July 31, 1997, no such fee reduction was required.

 In addition, CRMC has voluntarily agreed to waive its management services fees to the extent necessary to ensure that the fund's expenses do not exceed 0.75% of average net assets. For the year ended July 31, 1997, fee reductions were $35,051.

 No fees were paid by the fund to its officers and Directors.

4. As of July 31, 1997, accumulated net realized loss on investments was $543,455 and additional paid-in capital was $30,752,244.
 The fund made purchases and sales of investment securities, excluding short-term securities, of $6,975,429 and $18,694,604, respectively, during the year ended July 31, 1997.

BOND PORTFOLIO FOR ENDOWMENTS, INC.
PER-SHARE DATA AND RATIOS
                                                  Year ended July 31
                                                         ----------  ---------- ------------------------------
                                                                1997        1996     1995       1994    1993
                                                         ----------  ---------- ------------------------------
Net Asset Value, Beginning of Year                             16.63       16.82     16.86     19.66   19.44
                                                         ----------  ---------- ------------------------------
 Income from Investment Operations
  Net investment income                                        1.21        1.22      1.26      1.32    1.49
  Net realized and unrealized
   gain (loss) on investments                                   .52        (.19)      .01     (1.51)    .64
                                                         ----------  ---------- ------------------------------
   Total income (loss) from investment operations              1.73        1.03      1.27      (.19)    2.13
                                                         ----------  ---------- ------------------------------
 Less Distributions:
  Dividends from net investment income                        (1.19)      (1.22)    (1.24)    (1.35)  (1.48)
  Distributions from net realized gains                           -           -      (.07)    (1.26)   (.43)
                                                         ----------  ---------- ------------------------------
   Total distributions                                        (1.19)      (1.22)    (1.31)    (2.61)  (1.91)
                                                         ----------  ---------- ------------------------------
Net Asset Value, End of Year                                   17.17       16.63     16.82     16.86   19.66
                                                            =======     =======   =======   ======= =======
Total Return                                                 10.83%       6.25%      7.97%   (1.44)%  11.74%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                          $33         $41       $44       $46     $67
 Ratio of expenses to average net assets                   .75% /1/    .75% /1/       .76%      .77%    .65%
 Ratio of net income to average net assets                   7.04%       7.17%       7.52%     6.99%   7.69%
 Portfolio turnover rate                                    22.18%      54.43%      69.22%    82.12%  35.97%
/1/ Had Capital Research and Management Company not waived fees, the fund's ratios of expenses to average net assets would have been 0.85% and 0.80%, respectively, for the periods shown.

<pag>
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Bond Portfolio for Endowments, Inc.:

  We have audited the accompanying statement of assets and liabilities of Bond Portfolio for Endowments, Inc. (the "fund"), including the schedule of portfolio investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Bond Portfolio for Endowments, Inc. as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
August 29, 1997
ENDOWMENTS, INC. AND BOND PORTFOLIO FOR ENDOWMENTS, INC.
BOARD OF DIRECTORS
ROBERT B. EGELSTON, Los Angeles, California
Chairman of the Board of the funds
Former Chairman of the Board,
The Capital Group Companies, Inc.
FRANK L. ELLSWORTH, PH.D., Los Angeles, California
President and Chief Executive Officer of the funds
Vice President,
Capital Research and Management Company
STEVEN D. LAVINE, Ph.D., Valencia, California
President, California Institute of the Arts
PATRICIA A. MCBRIDE, Dallas, Texas
Chief Financial Officer, Kevin L. McBride, D.D.S., Inc.
JOHN R. METCALF, San Francisco, California
Private investor; former Vice President,
Alexander & Alexander, Inc.
CHARLES R. REDMOND, Los Angeles, California
Former Chairman, Pfaffinger Foundation; former President and Chief Executive Officer, Times Mirror Foundation;
former Executive Vice President and Member of the Management Committee, The Times Mirror Company
THOMAS E. TERRY, Los Angeles, California
Consultant; former Vice President and Secretary,
Capital Research and Management Company
ROBERT C. ZIEBARTH, Ketchum, Idaho
Management Consultant, Ziebarth Company
OTHER OFFICERS
ABNER D. GOLDSTINE, Los Angeles, California
Senior Vice President of the funds
Senior Vice President and Director,
Capital Research and Management Company
ROBERT G. O'DONNELL, San Francisco, California
Senior Vice President of Endowments, Inc.
Senior Vice President and Director,
Capital Research and Management Company
CLAUDIA P. HUNTINGTON, Los Angeles, California
Vice President of Bond Portfolio for Endowments, Inc.
Vice President,
Capital Research and Management Company
JOHN H. SMET, Los Angeles, California
Vice President of Bond Portfolio for Endowments, Inc.
Vice President,
Capital Research and Management Company
LISA G. HATHAWAY, Los Angeles, California
Assistant Vice President of the funds
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company
LOUISE M. PESCETTA, San Francisco, California
Assistant Vice President and Assistant Secretary of the funds
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company
PATRICK F. QUAN, San Francisco, California
Secretary of the funds
Vice President - Fund Business Management Group,
Capital Research and Management Company
MARY C. HALL, Brea, California
Treasurer of the funds
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company
ROBERT P. SIMMER, Norfolk, Virginia
Assistant Treasurer of the funds
Vice President - Fund Business Management Group,
Capital Research and Management Company
OFFICE OF THE FUNDS
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, California 94120-7650
INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443
TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 7650
San Francisco, California 94120-7650
135 South State College Boulevard
Brea, California 92821-5804
CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001
COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371
INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472
This report is for the information of shareholders of Endowments, Inc. and Bond Portfolio for Endowments, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds.
Litho in USA  TAG/PL/3509
(c)1997 Endowments, Inc.
(c)1997 Bond Portfolio for Endowments, Inc.
Lit. No. ENDI-BENDI-011-0997 (NLS)